                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [X] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                           USLIFE Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

     (5) Total fee paid:

         -----------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

         -----------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

         -----------------------------------------------------------------------

     (3) Filing party:

         -----------------------------------------------------------------------

     (4) Date filed:

         -----------------------------------------------------------------------

                            USLIFE INCOME FUND, INC.

                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 24, 1997

TO THE SHAREHOLDERS:

                 An annual meeting of the shareholders of USLIFE Income Fund, Inc. ("Fund") will be held at the principal executive offices of The Variable Annuity Life Insurance Company ("VALIC"), 2929 Allen Parkway, Houston, Texas 77019, on September 24, 1997 at 11:00 a.m., Central time for the following purposes:

                 1. To approve an interim investment advisory agreement between the Fund and USLIFE Advisers, Inc.;

                 2. To approve a new investment advisory agreement between the Fund and The Variable Annuity Life Insurance Company;

                 3. To elect six (6) directors to hold office until their successors are elected and qualified;

                 4. To ratify the selection of KPMG Peat Marwick LLP as independent auditor of the Fund for the fiscal year ending June 30, 1998;

                 5. To amend the fundamental investment restriction prohibiting the Fund from investing in foreign securities to permit the Fund to invest up to 20% of its net assets in foreign securities; and

                 6. To transact such other business as may properly come before the meeting or any adjournments thereof.

                 You will be entitled to notice of, and to vote at, the meeting and any adjournments thereof, if you owned shares of the Fund at the close of business on August 6, 1997. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                      By Order of the Board of Directors


                                      -----------------------------
                                      Norman Jaskol
                                      President

August 13, 1997
2929 Allen Parkway
Houston, Texas 77019

                            USLIFE INCOME FUND, INC.
                               2929 ALLEN PARKWAY
                              HOUSTON, TEXAS 77019

                   ------------------------------------------

                                PROXY STATEMENT

                   ------------------------------------------


                 This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors ("Board") of USLIFE Income Fund, Inc. ("Fund") for use at the Annual Meeting ("Meeting") of the Fund's shareholders on September 24, 1997. This meeting is being held to, among other things, reflect and effectuate changes caused by the merger of USLIFE Corporation ("USLIFE"), parent of the Fund's investment adviser, into and with a wholly-owned subsidiary of American General Corporation ("American General"), effective June 17, 1997. The Meeting will be held at the principal executive offices of The Variable Annuity Life Insurance Company ("VALIC"), an indirect wholly-owned subsidiary of American General, at 2929 Allen Parkway, Houston, Texas 77019, at 11:00 a.m. Central time, for the purposes set forth in the Notice of Meeting.

                 The Fund's shareholders of record as of the close of business on August 6, 1997 ("Record Date"), are entitled to notice of and to vote at the Meeting and any adjournment thereof. Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to the corresponding proportion of one vote, with respect to each matter voted upon by the shareholders of the Fund. As of the Record Date, the Fund had [5,643,768] shares issued and outstanding. To the knowledge of the Fund's management, no officer, director or nominee of the Fund beneficially owned, individually or as a group, more than 1% of the outstanding shares of the Fund, and no person owned beneficially 5% or more of the outstanding shares of the Fund as of that date.

                 All costs associated with the Meeting, including the solicitation of proxies, will be borne by USLIFE Advisers, Inc., the Fund's investment adviser ("Adviser"). The solicitation of proxies will be made primarily by mail but also may be made by telephone and/or personal contact by directors and officers of the Fund and by regular employees of USLIFE or its affiliates. THE FUND MAY ALSO RETAIN THE SERVICES OF [SOLICITOR] WHOSE FEES AND EXPENSES, WHICH ARE ANTICIPATED TO APPROXIMATE [$X,000], WILL BE BORNE BY VALIC.

                 The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated thereon if your proxy is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you properly execute your proxy card and give no voting instructions, your shares will be voted in favor of the proposals described in this Proxy Statement. You may revoke your proxy at any time prior to its exercise at the Meeting by written notice to the Fund, by execution of a subsequent proxy or by voting in person at the Meeting.

                 A quorum of a majority of the Fund's issued and outstanding voting shares as of the close of business on the Record Date represented in person or by proxy, must be present for the transaction of business at the Meeting. In the absence of a quorum or in the event that a quorum is present at the meeting but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment.

                 If a shareholder participates in the Fund's Automatic Dividend Investment Plan ("Plan") and holds shares in his or her name in addition to the shares held in custody for the shareholder pursuant to the Plan, the proxy to vote shares registered in the shareholder's name will serve as instructions for voting shares held in custody for the shareholder pursuant to the Plan. If a shareholder does not send a proxy to vote the shares registered in his or her name, the shares held for the shareholder's account in the Plan will not be voted.

                 Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Abstentions and broker non-votes also will not be counted as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present.

                 The Notice and Proxy Statement are being mailed to shareholders on or about August 13, 1997.

                                   BACKGROUND

                 USLIFE Advisers, Inc. ("Adviser"), has served as the Fund's investment adviser from August 4, 1976 through June 17, 1997 pursuant to an investment advisory agreement ("Advisory Agreement") dated August 4, 1976. On June 17, 1997, the parent company of the Adviser, USLIFE Corporation ("USLIFE"), merged with and into a wholly-owned subsidiary of American General Corporation ("American General") and the Adviser became an indirect, wholly-owned subsidiary of American General. For purposes of the Investment Company Act of 1940, as amended ("1940 Act"), this merger ("Merger") caused a change of control of the Adviser that constituted an assignment and thereby effected an automatic termination of the Advisory Agreement on June 17, 1997.

                 To provide for continuity in connection with the provision of investment advisory services to the Fund, the Board of Directors of the Fund ("Board") has approved, subject to shareholder approval, an interim investment advisory agreement between the Fund and the Adviser ("Interim Advisory Agreement") pursuant to which the Adviser will provide investment advisory services to the Fund from the date of the Merger, June 17, 1997, until the date of the Meeting, September 24, 1997. The Board also has approved, and has recommended that the shareholders of the Fund approve, a new investment advisory agreement ("New Advisory Agreement") with The Variable Annuity Life Insurance Company ("VALIC"), an indirect wholly-owned subsidiary of American General, which provides that VALIC shall provide investment advisory services to the Fund for a two-year period commencing upon shareholder approval of the New Advisory Agreement and thereafter so long as its continuance is specifically approved at least annually by the Board or by majority vote of the Fund's shareholders, as described further below. Accordingly, Proposal 1 requests shareholder ratification and approval of the Interim Advisory Agreement and Proposal 2 requests shareholder ratification and approval of the New Advisory Agreement.


                                   PROPOSAL 1

              TO APPROVE THE INTERIM INVESTMENT ADVISORY AGREEMENT
                   BETWEEN THE FUND AND USLIFE ADVISERS, INC.


THE ADVISORY AGREEMENT

                 Under the Advisory Agreement, the Adviser has provided an investment program for the Fund and has been responsible for the investment and reinvestment of the Fund's assets, including the placement of orders for the purchase and sale of portfolio securities. With respect to the placement of purchase and sale orders for portfolio securities, the Advisory Agreement provided for the Adviser to obtain the best price and execution of each transaction. Under the Advisory Agreement, the Adviser has, at its own expense, performed research, statistical analysis and continuous supervision of the Fund's investment portfolio and has furnished office space, equipment and personnel for managing the day-to-day operations of the Fund. In accordance with the Advisory Agreement, the Adviser has borne the cost of the fees, salaries and other remuneration of directors and officers of the Fund who also serve as directors, officers or employees of the Adviser. However, the Fund has paid the compensation and expenses attributable to the Fund's Secretary and Treasurer and personnel operating under their direction, regardless of their affiliation with the Adviser, in an amount of up to $50,000 per year.

                 As compensation for the Adviser's services under the Advisory Agreement, the Fund paid the Adviser, each month, an amount equal to: (i)
 .04167% of the net asset value of the Fund less net investment income for such month as of the close of business on the last business day of the month; plus
(ii) 2.5% of the sum of (a) the Fund's dividend and interest income; minus (b) interest on borrowed funds during such month. In the event that fees payable to the Adviser under the Agreement, excluding interest, taxes, brokerage fees and extraordinary expenses, in any fiscal year exceeded expense limitations imposed by a state securities administrator, the Adviser agreed to reimburse the Fund any such extra amount. For purposes of computing the advisory fee, the net asset value was calculated on an accrual basis in accordance with generally accepted accounting principles ("GAAP"). Dividend and interest income was defined as the net income of the Fund calculated in accordance with GAAP, but excluded: (i) amortization of premiums or accrual of discounts except for original issue discounts which were to be accrued consistent with federal income tax regulations; and (b) capital gains or losses. Advisory fees were payable as soon as practicable after the last day of each month. For the Fund's fiscal year ended June 30, 1997, the Fund paid the Adviser advisory fees in the amount of $385,982.

                 The Advisory Agreement provided that the Adviser would not be liable to the Fund, or any Fund shareholder, for any act or failure to act in connection with the rendering of services under the Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security in the absence of wilful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties by the Adviser. By its terms, the Advisory Agreement terminated automatically unless its continuance was approved annually (i) by the vote of a majority of the directors who are not parties to the Agreement or interested persons within the meaning of the 1940 Act, of any such party ("Independent Directors") or by (ii) the vote of the holders of a majority of the outstanding voting securities of the Fund. The Advisory Agreement also was terminable without penalty, by either party upon 60 days' written notice. Termination had to be authorized by the Board or by the vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement terminated automatically on June 17, 1997, by operation of law upon its assignment.

                 The Advisory Agreement was initially approved by the Fund's shareholders on August 4, 1976. The Board, consisting only of Independent Directors, most recently approved the continuance of the Advisory Agreement on May 8, 1996.

SEC EXEMPTIVE ORDER

                 The 1940 Act requires that the shareholders of an investment company approve an investment advisory agreement prior to its effectiveness. Upon announcement of the Merger agreement between USLIFE and American General, the Fund's management (with Board approval) requested the Securities and Exchange Commission ("SEC") to grant exemptive relief from this requirement for prior shareholder approval, to allow the Fund to enter into the Interim Advisory Agreement with the Adviser, subject to subsequent shareholder ratification and approval. This relief was necessary because of (i) the uncertainty regarding the closing date of the Merger; (ii) the time required to solicit proxies of Fund shareholders; and (iii) the desire for continuity in management of the Fund. The Fund filed its application for exemptive relief on May 12, 1997, the SEC published notice of the requested relief on May 16, 1997, and the SEC granted the requested relief by order on June 11, 1997.

THE INTERIM ADVISORY AGREEMENT

                 On May 14, 1997, the Board, including a majority of the Independent Directors, approved the Interim Advisory Agreement subject to shareholder approval. The terms and conditions of the Interim Advisory Agreement are identical to the terms and conditions of the Advisory Agreement, except as to the effective and termination dates and with the addition of escrow provisions described below. Under the Interim Advisory Agreement, the Adviser is entitled to receive advisory fees that are identical to the fees the Adviser received under the Advisory Agreement. The duties that the Adviser is required to perform under the Interim Advisory Agreement are identical to those performed by the Adviser under the Advisory Agreement. Accordingly, the Fund is currently receiving the same advisory services at the same fee levels under the Interim Advisory Agreement as it received under the Advisory Agreement.

                 In no event will fees be paid to the Adviser under the Interim Advisory Agreement unless that Agreement is approved by shareholders at the Meeting. The escrow provisions of the Interim Advisory Agreement provide for the Fund to pay advisory fees to an escrow agent, pending shareholder approval of the Interim Advisory Agreement. If approved by shareholders, the advisory fees held in the escrow account (including interest earned on such paid-in fees) will be paid to the Adviser. In the absence of such shareholder approval, amounts in the escrow account will be paid to the Fund. The Fund has entered into an escrow arrangement with The Chase Manhattan Bank, as escrow agent, to implement the escrow provisions of the Interim Advisory Agreement.

                 A copy of the Interim Advisory Agreement is attached to this Proxy Statement as Exhibit A.

USLIFE ADVISERS, INC.

                 USLIFE Advisers, Inc., the Fund's investment adviser, is a New York corporation organized in 1972. As of June 17, 1997, its principal business address is 2929 Allen Parkway, Houston, Texas 77019. The Adviser is a wholly-owned subsidiary of USLIFE, a New York corporation located at 125 Maiden Lane, New York, NY 10038. As a result of the Merger, USLIFE became a wholly-owned subsidiary of American General, located at 2929 Allen

Parkway, Houston, Texas 77019. American General was incorporated as a business corporation in Texas in 1980 and is the successor to American General Insurance Company, an insurance company organized in Texas in 1926. American General is one of the nation's largest diversified financial services organizations. American General's operating subsidiaries are leading providers of retirement services, consumer loans and life insurance.

                 The directors and principal executive officers of the Adviser, since June 17, 1997, are listed below. Norman Jaskol, the Chairman of the Board, President, and Chief Executive Officer of the Adviser, also serves as President of the Fund. The business address of each director and the principal executive officer of the Adviser is 2929 Allen Parkway, Houston, Texas 77019. The prior directors and principal executive officers of the Adviser resigned, effective June 17, 1997, in connection with the Merger.

                   DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS
                            OF USLIFE ADVISERS, INC.

                                POSITION(s) HELD            PRINCIPAL OCCUPATION(s)
NAME AND ADDRESS                WITH ADVISER                DURING PAST 5 YEARS
----------------                ----------------            -----------------------
 Craig R. Rodby               Director, since          VALIC, Vice Chairman of the Board, since April
                              6/17/97                  1997; ReliaStar Financial Corp., Senior Vice
                                                       President-Financial Management, 1994-97;
                                                       Northern Life Insurance Company (a division of
                                                       ReliaStar), President and CEO,1990-94.


 Norman Jaskol                Chairman of the          USLIFE Income Fund, Inc., President, since June
                              Board of Directors,      1997; VALIC, Vice President and Managing
                              President and Chief      Director-Investments, since 1988; American General
                              Executive Officer,       Series Portfolio Company (investment company),
                              since 6/17/97            Vice President and Senior Investment Officer,
                                                       since 1988.

 Peter V. Tuters              Director, since          VALIC, Vice President, Chief Investment Officer
                              6/17/97                  and Director, since 1993; American General, Senior
                                                       Vice President, since 1992 and Chief Investment
                                                       Officer, since 1993; American General Series
                                                       Portfolio Company (investment company), Director,
                                                       since 1992.





                 The Adviser does not serve as investment adviser or investment sub-adviser to any investment companies with similar investment objectives to the Fund.

1940 ACT REQUIREMENTS

                 In connection with the Merger and the resulting change in the ownership of the Adviser, affiliates of the Adviser may be deemed to have received a benefit. Section 15(f) of the 1940 Act provides that when a change in control of an investment adviser occurs that results in an assignment of the adviser's investment advisory agreement with an investment company, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied.
First, there can be no "unfair burden" imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden," as defined in the 1940 Act includes any arrangement during the two-year period after the change in control whereby an investment adviser, (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements with the Fund have occurred or are contemplated in connection with the Merger.

                 The second condition is that during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of directors must not be "interested persons" of the adviser or predecessor adviser within the meaning of the 1940 Act. As a result of this requirement, all "interested persons" of the Adviser who previously sat on the Fund's Board resigned on June 18, 1997, and the remaining five members all are independent of the Adviser and any of its affiliates. In addition, five of the six members of the Board (or 83%) proposed for election in Proposal 3, below, are not "interested persons" as defined in the 1940 Act. The sixth, Craig R. Rodby, also serves as Vice Chairman and Vice President of VALIC and, therefore, is an "interested person" of VALIC.

BOARD CONSIDERATION OF THE INTERIM ADVISORY AGREEMENT

                 At a meeting held on May 14, 1997, the directors, including a majority of the Independent Directors, approved the Interim Advisory Agreement and recommended that the Interim Advisory Agreement be submitted to Fund shareholders for approval. The directors approved the Interim Advisory Agreement because they believed that continuing the Fund's arrangement with the Adviser during the interim period would permit the Fund to operate prior to shareholder approval. The factors that the Board considered most important were continuity in both the level of management services provided and the level of the advisory fees charged, including the fact that the advisory fees would be held in escrow pending shareholder approval.

                 On July 2, 1997, additionally, the Board, consisting only of Independent Directors, determined that there would be no diminution in the scope or quality of the services provided by the Adviser under the Interim Advisory Agreement in connection with the change in advisory personnel resulting from the change in the ownership of the Adviser. Among other things, the Board considered the experience of the new officers and directors of Adviser and recognized that the principal investment manager for the Fund would be retained as consultant under the Interim Advisory Agreement, until September 24, 1997.

REQUIRED VOTE

                 Approval of the Interim Advisory Agreement requires the affirmative vote of the holders of the lesser of: (i) 67% of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting; or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. If the Interim Advisory Agreement is not approved, the advisory fees paid thereunder during the interim period will revert to the Fund, and the Board will take such actions as it deems appropriate.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
         FUND'S SHAREHOLDERS VOTE "FOR" THE INTERIM ADVISORY AGREEMENT

                                   PROPOSAL 2

                TO APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT
                 BETWEEN THE FUND AND THE VARIABLE ANNUITY LIFE
                               INSURANCE COMPANY

THE NEW ADVISORY AGREEMENT

                 The terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Advisory Agreement. Under the New Advisory Agreement, VALIC would provide the same investment advisory services provided by the Adviser under the Advisory Agreement with the same advisory fee structure.

                 The New Advisory Agreement also contains certain additional provisions not contained in the Advisory Agreement. Under the terms of the New Advisory Agreement, VALIC will maintain a trading desk to place all orders for the purchase and sale of the Fund's portfolio investments with brokers or dealers selected by VALIC. Under the New Advisory Agreement, VALIC also is required to use its best efforts to obtain any tender and exchange offer solicitation fees, other fees and similar payments available in connection with the portfolio transactions of the Fund. VALIC is also required to remit promptly to the Fund any commissions, tender and exchange offer solicitation fees, other fees or similar payments received by VALIC, or any affiliated person of VALIC in connection with any of the Fund's portfolio transactions, less the amount of any direct expenses incurred by VALIC or any affiliated person of VALIC in obtaining such commissions, fees or payments. In addition, under the New Advisory Agreement, VALIC may, when appropriate, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for the Fund in order to obtain best execution and lower brokerage commissions, provided that VALIC allocates the shares and expenses in an equitable manner.


                 The New Advisory Agreement differs from the Advisory Agreement in certain other respects as well. Subject to prior authorization by the Fund's Board of Directors of appropriate policies and procedures, the New Advisory Agreement permits VALIC to pay a broker a commission for effecting a portfolio transaction in excess of the commission another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research services, including statistical data, to VALIC. In connection with purchases and sales of portfolio securities, the New Advisory Agreement prohibits VALIC, its officers and its employees from acting as principal or agent for any party other than the Fund or receiving any commissions. In addition, the New Advisory Agreement would authorize VALIC to make use of its affiliated companies and their employees in connection with the rendering of investment advisory services to the Fund. The New Advisory Agreement also contains certain nonmaterial conforming changes.

                 If the New Advisory Agreement is approved by shareholders, it will become effective immediately for an initial two-year period. Thereafter, the New Advisory Agreement will continue in effect for successive periods of up to one year, provided that such continuance is specifically approved at least annually by the Board, including a majority of the Independent
Directors, or by a vote of a majority of the outstanding shares of the Fund. If the New Advisory Agreement is not approved by shareholders at the Meeting, the Board intends to continue the interim relationship with the Adviser until it is able to evaluate and obtain necessary approval of alternative advisory arrangements.

                 A copy of the New Advisory Agreement is attached to this Proxy Statement as Exhibit B.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                  VALIC is a stock life insurance company that was organized on May 1, 1969 under the Texas Insurance Code, as the successor to The Variable Annuity Life Insurance Company of America, a District of Columbia insurance company organized in 1955. VALIC has been in the investment advisory business since 1960 and has rendered investment advisory services to the American General Series Portfolio Company ("AGSPC") mutual funds since 1985. VALIC is primarily engaged, however, in offering fixed and variable retirement annuity contracts (and combinations thereof).

                 VALIC is wholly-owned by American General Life Insurance Company, which is itself a wholly-owned subsidiary of AGC Life Insurance Company, a wholly-owned subsidiary of American General. VALIC, American General, AGC Life Insurance Company and American General Life Insurance Company are located at 2929 Allen Parkway, Houston, Texas 77019.

                 Listed below are VALIC's directors and principal executive officers and their principal occupations. VALIC's directors and its principal executive officers are currently neither officers, directors nor shareholders of the Fund, although Craig R. Rodby is standing for election to the Board of the Fund in Proposal 3, below. The business address of each director and principal executive officer of VALIC is 2929 Allen Parkway, Houston, Texas 77019.

                 DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                                  POSITION(s) HELD          PRINCIPAL OCCUPATION(s)
NAME                              WITH VALIC                DURING PAST 5 YEARS
----                              --------------            -----------------------
 Robert M. Devlin               Senior Chairman         American General, Chairman of the Board of Directors,
                                of the Board of         since April 1997, CEO, since October 1996, President,
                                Directors               since October 1995, Vice Chairman of the Board, 1993-95;
                                                        American General Life Insurance Company, President and
                                                        CEO, 1986-93.

 John P. Newton                 Vice Chairman of        American General, Vice Chairman of the Board of
                                the Board of            Directors, since 1995, Senior Vice President, 1993-95,
                                Directors               General Counsel, 1993-April 1997; Clark, Thomas, Winters
                                                        & Newton (attorneys), Partner, 1985-93.

 Stephen D. Bickel              Chairman of the         American General Series Portfolio Company (investment
                                Board of Directors      company), President and Chairman of the Board of
                                and Chief               Directors, since 1988; The Variable Annuity Marketing
                                Executive Officer       Company, Chairman of the Board of Directors, since 1988;
                                                        VALIC, Chairman of the Board, since 1994, President,
                                                        Chief Executive Officer and Director, 1988-94.

 Thomas L. West, Jr.            Director and            American General Series Portfolio Company (investment
                                President               company), Director, since 1994; VALIC, President, since
                                                        1994; Aetna Life & Casualty Co., Senior Vice
                                                        President-Annuity Operations, 1991-94.

 Craig R. Rodby                 Vice Chairman of        VALIC, Vice Chairman of the Board, since April 1997;
                                the Board               ReliaStar Financial Corp., Senior Vice
                                                        President-Financial Management, 1994-97; Northern Life
                                                        Insurance Company (a division of ReliaStar), President
                                                        and CEO, 1990-94.

 Joe C. Osborne                 Director and            American General Series Portfolio Company (investment
                                Senior Vice             company), Director, since 1992; The Variable Annuity
                                President -             Marketing Company, President and Director, since 1983;
                                Marketing               VALIC, Senior Vice President-Marketing, since 1983.

 Peter V. Tuters                Director, Vice          VALIC, Vice President, Chief Investment Officer and
                                President and           Director, since 1993; American General, Senior Vice
                                Chief Investment        President, since 1992, and Chief Investment Officer,
                                Officer                 since 1993; American General Series Portfolio Company
                                                        (investment company), Director, since 1992.

 Sam E. Magee                   Director and            VALIC, Senior Vice President - Operations, since 1983;
                                Senior Vice             Prudential Insurance Company, Manager, 1968-83.
                                President -
                                Operations

 Brent C. Nelson                Director, Senior        VALIC, Director, since 1995, Senior Vice President since
                                Vice President and      1994, Vice President 1987-94, and Controller, since
                                Controller              1987.

 James S. D'Agostino Jr.        Vice Chairman of        American General, President, since April 1997, Director,
                                the Board of            since 1996; American General Life and Accident Insurance
                                Directors               Company, Chairman and CEO, since 1995, President & CEO,
                                                        1993-95; American General, Executive Vice President,
                                                        1993, Senior Vice President, 1991-93.

 Donald L. Sharps               Director and            VALIC, Director, since April 1997, Senior Vice
                                Senior Vice             President-Systems, since 1996; Curtin Matheson
                                President -             Scientific, Inc., Vice President - Systems Support 1984-
                                Systems                 96.

                 VALIC currently acts as investment adviser to the following mutual funds that have similar investment objectives to the Fund:

                                           ANNUAL RATE OF                    NET ASSETS AS OF
FUND                                       COMPENSATION                      MAY 31, 1997
----                                       ------------                      ------------
American General
Series Portfolio Company
Capital Conservation Fund                     0.50%                           $ 66,747,000

American General Series
Portfolio Company Government
Securities Fund                               0.50%                             83,827,000

American General
Series Portfolio Company
International Government
Bond Fund                                     0.50%                            177,709,000

                 VALIC's agreement with each of the AGSPC funds, the Capital Conservation Fund, the Government Securities Fund, and the International Government Bond Fund, provides for VALIC's advisory fee to be reduced by any commission, tender and exchange offer, solicitation fees and other fees, or similar payments (less any direct expenses incurred) received by VALIC or its affiliates in connection with the purchase or sale of portfolio investments of the fund.

                 As discussed above, under Section 15(f) of the 1940 Act, no more than 25% of the Fund's Board may be "interested persons" of VALIC during the three-year period following the Merger. As described in Proposal 3, below, the proposed Chairman of the Board of the Fund, Craig R. Rodby, also serves as Vice Chairman of VALIC and, therefore, is an "interested person" of VALIC.

BOARD CONSIDERATION OF THE NEW ADVISORY AGREEMENT

                 At the July 2, 1997 meeting of the Fund's Board, the Directors, consisting only of Independent Directors, requested, and VALIC furnished, all information reasonably necessary for the Board to evaluate the New Advisory Agreement. After completing its evaluation of the information provided by VALIC, the Board, consisting only of Independent Directors, approved the New Advisory Agreement and recommended that the New Advisory Agreement be submitted to shareholders for approval. This determination was predicated on VALIC's investment advisory experience in managing the AGSPC mutual funds, the positive performance of the AGSPC mutual funds with investment objectives similar to those of the Fund under VALIC's management, and the qualifications of VALIC advisory personnel. In addition, the Board recognized that the advisory fees under the New Advisory Agreement will be the same as under the Advisory Agreement.

REQUIRED VOTE

                 Approval of the New Advisory Agreement requires the affirmative vote of the holders of the lesser of: (i) 67% of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting; or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. If the New Advisory Agreement is not approved by shareholders at the Meeting, the Board will take such action as it deems appropriate.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
           FUND'S SHAREHOLDERS VOTE "FOR" THE NEW ADVISORY AGREEMENT


                                   PROPOSAL 3

                             ELECTION OF DIRECTORS

                 The Fund currently has five Directors, all of whom have indicated that they will resign effective September 24, 1997 and will not stand for reelection. Six other individuals have been approved by the Board of Directors to stand for election to the Board of Directors to hold office until their successors are elected and qualified. None of these nominees currently serves as a Director of the Fund; however, each, except Craig R. Rodby, has served as Director of the AGSPC.

                 It is the intention of the persons named in the accompanying Proxy to vote for the election of the persons named below. Each nominee has indicated a willingness to serve if elected. If any nominee should not be available for election due to unforseen circumstances, it is the intention of the persons named in the accompanying Proxy to vote for such other persons as the Directors may recommend.

DIRECTOR/NOMINEE INFORMATION

Name, Age, Business Experience                                               Common Stock
During Past Five Years and Other                   Director                  Beneficially Held
Relevant Information                                Since                    As of July 15, 1997(1)
--------------------------------                    -----                    ----------------------
Dr. Norman Hackerman, Age: 85                         N/A                        None

AGSPC, Director, since 1984; Van Kampen
American Capital Exchange Fund, former
Managing General Partner, 1979-96;
certain Van Kampen American Capital Funds,
Trustee, 1993-96; The Robert A. Welch
Foundation, Scientific Advisory Board,
Chairman, since 1983; Electrosource, Inc.,
Director, since 1993; Scientific Measurement
Systems, Inc., Director, since 1988; Radian
Corporation, Director, 1969-96; Electric
Power Research Institute, Strategic Research and Development Advisory Board, Member, since 1993; National Research Council,
Committee on Undergraduate Science
Education, Member, since 1993;
Rice University, Houston, TX, President,
1970-85; University of Texas at Austin,
Vice Chancellor of Academic Affairs,
1962-67, and President, 1967-70.


Dr. John W. Lancaster, Age:       74                  N/A                        None

AGSPC, Director, since 1984; First Presby-terian Church, Houston, TX, Pastor, 1961-90;
Austin Presbyterian Theological Seminary,
Board Member, 1959-72; Chairman of the Board,
1962-65, 1966-72; Outreach Foundation of the Presbyterian Church (USA), Chairman of the Board, 1979-86.


------------------------------------------
(1) Percentages of share ownership is not indicated because no nominee owned more than one percent of the Fund's outstanding shares.

Name, Age, Business Experience                                                Common Stock
During Past Five Years and Other                   Director                   Beneficially Held
Relevant Information                                Since                     As of July 15, 1997(1)
--------------------------------                    -----                     ----------------------
Dr. F. Robert Paulsen, Age:   75                     N/A                        None

AGSPC, Director, since 1985; Van Kampen
American Capital Exchange Fund, Managing
General Partner, 1978-97; certain Van
Kampen American Capital Funds, Trustee,
1975-97; College of Higher Education,
University of Arizona, Tucson, AZ,
Dean Emeritus and Professor.
 .

Dr. R. Miller Upton, Age:  80                        N/A                        None

AGSPC, Director, since 1984; Van Kampen
American Capital Exchange Fund,
Managing General Partner, 1991-96; certain
Van Kampen American Capital Funds,
Trustee, 1975-96; Household
International, Inc., Director, 1965-89;
Home Life Insurance Company of New
York, Director, 1965-88; Beloit
College, Wisconsin, President, 1954-75.


Ben H. Love, Age:   66                               N/A                        None

AGSPC, Director, since 1991; Utica National
Life Insurance Companies, Director, 1983-87
Boy Scouts of America, Irving, TX,
Chief Executive, 1985-93.


------------------------------------------
(1) Percentages of share ownership is not indicated because no nominee owned more than one percent of the Fund's outstanding shares.

Name, Age, Business Experience                                               Common Stock
During Past Five Years and Other                   Director                  Beneficially Held
Relevant Information                               Since                     As of July 15, 1997(1)
--------------------------------                   -----                     ----------------------
Craig R. Rodby,* Age: 48                              N/A                        None

VALIC, Vice Chairman of the Board, since
April 1997; ReliaStar Financial Corp.,
Senior Vice President-Financial Management,
1994-1997; Northern Life Insurance Company
(a division of ReliaStar), President and CEO,
1990-94.


-----------------------------------------
(1) Percentages of share ownership is not indicated because no nominee owned more than one percent of the Fund's outstanding shares.

(*) Considered an "interested person"of the Fund, as defined in Section 2(a)(19) of the 1940 Act by reason of his association with VALIC.

------------------------------------------



BOARD OF DIRECTORS' COMMITTEES

                 The Board has appointed an Audit Committee, but has not appointed a Nominating Committee or a Compensation Committee. To date, the functions of a Nominating Committee have been performed by the entire Board. There is no Compensation Committee.

                 The Audit Committee selects, and recommends for approval by the Board and the shareholders, the audit firm to be retained as independent auditor by the Fund. The Audit Committee consults with the Fund's independent auditor regarding the plan and scope of the audit, the adequacy of the Fund's internal accounting procedures and controls and all matters relevant to the audit services provided to the Fund. The Audit Committee also reviews the fees charged by the auditor and the results of the audit.

                 The Audit Committee is currently comprised of the Fund's five Independent Directors. The Board will elect the Members of the Audit Committee following the election of new Directors on September 24, 1997.

BOARD COMPENSATION

                 Members of the Board of Directors receive an annual retainer of $4500 and $470 for each Board meeting attended. Audit Committee members receive an additional $470 for each Audit Committee meeting attended.
Directors who are officers of the Fund are not compensated for their service on the Board.

                 During the fiscal year ended June 30, 1997, the Board met seven (7) times at regularly scheduled meetings. The Audit Committee meets only on call. During the year ended June 30, 1997, the Audit Committee met two
(2) times. There are no incumbent members of the Board who, during the last fiscal year of the Fund, attended fewer than 75% of the aggregate meetings of the Board of Directors or its committees.

                 During the fiscal year ended June 30, 1997, the Fund paid $50,000 to the Adviser in reimbursement of compensation and other expenses attributable to the offices of the Fund's Secretary and Treasurer as provided under the Advisory Agreement. The aggregate compensation earned by all officers and directors of the Fund as a group in the fiscal year ended June 30, 1997, exclusive of fees paid for the services of Secretary and Treasurer, was $43,650.

                 On June 18, 1997, the members of the Board of Directors who were also employees of USLIFE resigned as officers and directors of the Fund, leaving a Board consisting of five (5) Independent Directors.

                 Under a Deferred Compensation Plan adopted by the Board in 1979, Directors who receive fees for their services may elect to defer all or part of the payment of their compensation until the termination of their service as Directors. Deferred amounts currently accrue at an interest equivalent calculated at the quarterly rate of 1.4375%. This rate is reviewed annually and subject to change by the Board of Directors. Participating Directors may elect to receive distributions of deferred fees and accrued interest in one payment or in equal annual installments (not to exceed ten) after ceasing to be a Director of the Fund.

                               COMPENSATION TABLE




                                                  Pension Or
                                                  Retirement       Total Compensation
                                Aggregate       Benefits Accrued      From Fund and
      Name of Person,          Compensation     As Part of Fund     Fund Complex Paid
        Position (1)            From Fund          Expenses           to Directors
        --------                ---------          --------           ------------
 Dr. Kalman J. Cohen,             8,730 (2)              -0-              8,730 (2)
 Director

 Richard L. Ellis,                8,730                  -0-              8,730
 Director

 John M. Kingsley, Jr.,           8,730                  -0-              8,730
 Director

 William M.R. Mapel,              8,730                  -0-              8,730
 Director

 Ralph F. Peters, Director        8,730                  -0-              8,730


---------------------------
(1)       None of the current directors is standing for re-election.
(2) Dr. Cohen has accumulated a total of $247,508.11 under the Fund's Deferred Compensation Plan.


EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

                                  Positions with Fund               Business Experience
Name and Age                      and Term                          During Past Five Years
------------                      -------------------               ----------------------
Craig R. Rodby                    Proposed Chairman                 VALIC, Vice Chairman of the
Age: 48                           of the Board                      Board, since April 1997; ReliaStar
                                                                    Financial Corp., Senior Vice
                                                                    President-Financial Management,
                                                                    1994-97; Northern Life Insurance
                                                                    Company, a division of ReliaStar,
                                                                    1990-94.

Norman Jaskol                     President                         USLIFE Income Fund, Inc.,
President, Age: 63                since 6/18/97                     since June 1997; VALIC, Vice
                                                                    President and Managing Director -

                                                                    Investments, since 1988; American
                                                                    General Series Portfolio Company
                                                                    (investment company), Vice
                                                                    President and Senior Investment
                                                                    Officer, since 1988.

Leon Olver                        Vice President and                VALIC, Portfolio Manager, since
Age: 46                           Investment Officer                1995; First Heights Bank, Vice
                                  since 6/18/97                     President/Treasurer, 1994-95;
                                                                    First Heights Bank, Vice President,
                                                                    Assistant Treasurer, 1991-94; Pulte
                                                                    Financial Companies, Assistant Vice
                                                                    President, 1984-91.

Linda Miller                      Treasurer                         USLIFE Advisers, Inc., Treasurer,
Age: 44                           since 11/10/93                    since 1993; USLIFE Income Fund,
                                                                    Inc., Treasurer, since 1994; USLIFE
                                                                    Equity Sales Corporation, Senior
                                                                    Vice President, Secretary and
                                                                    Treasurer, since 1994, Vice
                                                                    President, 1990-94, Secretary and
                                                                    Treasurer, since 1990.

[To be determined]                Secretary

REQUIRED VOTE

          The election of Directors requires the affirmative vote of a majority of the shareholders present at the Meeting in person or by proxy and entitled to vote, provided a quorum is present.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
            FUND'S SHAREHOLDERS VOTE "FOR" ALL NOMINEES TO THE BOARD

                                   PROPOSAL 4

                      RATIFICATION OF INDEPENDENT AUDITORS

          The Board, including a majority of the Independent Directors, has selected KPMG Peat Marwick LLP to continue to serve as independent auditors of the Fund for the fiscal year ending June 30, 1998, subject to ratification by the Fund's shareholders. KPMG Peat Marwick LLP has served as the Fund's independent auditor since 1972 and has no direct financial interest or material indirect financial interest in the Fund. Representatives of KPMG Peat Marwick LLP are not expected to attend the meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matters arise requiring their presence.

          KPMG Peat Marwick LLP's audit services for the fiscal year ended June 30, 1997 included: auditing the Fund's annual financial statements; reviewing the Fund's federal and state income tax returns; reviewing the Fund's federal excise tax return; consulting with the Fund's Audit Committee; engaging in routine consultations on financial accounting and reporting matters.

          The Audit Committee authorized all services performed by KPMG Peat Marwick LLP on behalf of the Fund. In addition, the Audit Committee reviews the scope of services to be provided by KPMG Peat Marwick LLP annually and considers the effect, if any, that performance of any non-audit services might have on audit independence.

REQUIRED VOTE

          The ratification of the selection of independent auditors requires the affirmative vote of a majority of the shareholders present at the Meeting in person or by proxy and entitled to vote, provided a quorum is present.


                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
              FUND'S SHAREHOLDERS VOTE "FOR" KPMG PEAT MARWICK LLP


                                   PROPOSAL 5

            TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS
                   TO PERMIT THE FUND TO INVEST UP TO 20% OF
                        ITS ASSETS IN FOREIGN SECURITIES

          The Fund's fundamental investment restrictions currently provide that the Fund may not "invest in foreign securities, except that the Fund may invest not more than 25% of the value of its total assets in securities of, or guaranteed by, the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof." This fundamental investment restriction may be changed only upon the approval of the Fund's shareholders.

          The Fund's Board has concluded that it would be in the best interests of the Fund and its shareholders to give the Fund the ability to invest assets of the Fund in foreign securities to a limited extent. Thus, the Board recommends amending the existing fundamental investment restriction to provide that the Fund may not "invest more than 20% of its net assets in foreign securities." Adoption of this proposal would enable the Fund to be in a position to take advantage of investment opportunities that are currently unavailable to it.

REQUIRED VOTE

          Amendment of this investment restriction requires the affirmative vote of the holders of the lesser of: (i) 67% of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting; or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
               FUND'S SHAREHOLDERS VOTE "FOR" AMENDING THE FUND'S
                 FUNDAMENTAL RESTRICTION TO PERMIT INVESTMENTS
                             IN FOREIGN SECURITIES

                           INFORMATION ABOUT THE FUND

          USLIFE Income Fund, Inc. is a closed-end, diversified management investment company organized as a Maryland corporation on October 17, 1972. The Fund's shares are listed for trading on the New York Stock Exchange, Inc.

          The Fund seeks to provide a high level of current income to shareholders through investment in a diversified portfolio composed primarily of fixed income securities which management considers to be suitable. In meeting its objective, the Fund invests at least 50% of its total assets in straight debt securities which are rated at the time of purchase within the four highest grades by Moody's Investors Service, Inc. or Standard & Poor's Ratings Service, a division of the McGraw-Hill Companies, Inc., or which are considered by the Fund's management to be of comparable quality. The balance of the Fund's assets are invested in other fixed income securities, including straight and convertible debt securities, preferred stock and other securities with equity features. Of the Fund's total assets, not more than 30% may be invested in privately placed securities which are not readily marketable. The Fund may also borrow money to obtain investment leverage. The relative size of the Fund's investments in any grade or type of securities will vary from time to time depending upon a number of factors, including yields, market supplies and economic outlook.

                           CUSTODIAN, TRANSFER AGENT

          The Chase Manhattan Bank ("CMB") serves as custodian for the Fund's portfolio, and ChaseMellon Shareholder Services ("CSS") acts as transfer agent, dividend paying agent and registrar for the Fund's shares. The principal business address of CMB is Four New York Plaza, 4th Floor, New York, New York 10004, and the principal business address of CSS is 450 West 33rd Street, New York, NY 10001. The Fund currently does not employ a principal underwriter or administrator.


                              GENERAL INFORMATION

OTHER MATTERS

          The Fund's management does not know of any matters to be presented to the Meeting other than the matters set forth in this statement. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

          The Meeting is an Annual Meeting of shareholders. The Fund is required to hold an annual meeting of its shareholders. When such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Fund.

ANNUAL REPORT

          The Fund will furnish to shareholders, without charge, a copy of the most recent Annual Report for the Fund, upon request. Requests for Annual Report should be made by writing to the Fund at 2929 Allen Parkway, Houston, TX
77019 (1-800-                 ).  Enclosed herewith is a self-addressed,
postage paid card for requesting the Annual Report.

          IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                               By Order of the Board of Directors,


                               --------------------------------
                               Norman Jaskol
                               President
August 13, 1997

                            USLIFE INCOME FUND, INC.

          This Proxy is Solicited on Behalf of the Board of Directors


         The undersigned hereby appoints Norman Jaskol, Leon Olver and Cynthia Toles as proxies, each with the powers to act alone and to appoint his or her substitute, and hereby authorizes them to represent and vote, as designated herein, all the shares of Common Stock of USLIFE Income Fund, Inc. which the undersigned is entitled to vote as of August 6, 1997, the record date, at the Annual Meeting of Shareholders to be held September 24, 1997, or any adjournment thereof.


                    THIS PROXY IS CONTINUED ON THE REVERSE.

                 PLEASE SIGN ON THE REVERSE AND RETURN PROMPTLY





                            USLIFE INCOME FUND, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

                         WEDNESDAY, SEPTEMBER 24, 1997
                                   11:00 A.M.
                               2929 ALLEN PARKWAY
                              HOUSTON, TEXAS 77019

This proxy when propery executed will be voted in the manner directed herein by the undersigned shareholder.  If       Please mark
no direction is made, this Proxy will be voted FOR the approval of the Advisory Agreement, FOR the approval of         your vote as
the New Advisory Agreement, FOR the Nominees named in Item 3, FOR the selection of the auditors named in item          indicated in
4 and FOR the Proposal in Item 5.                                                                                      this example

                                                                                                                                X

Item 1 - Proposal to approve the interim investment advisory agreement between the Fund and USLIFE Advisers, Inc.

       For          Against        Abstain

       [ ]            [ ]            [ ]

Item 2 - Proposal to approve the new investment advisory agreement between the Fund and The Variable Annuity Life Insurance Company.

       For          Against        Abstain

       [ ]            [ ]            [ ]

Item 3 - Election of the following nominees as Director:    Dr. Norman Hackerman, Dr. John W. Lancaster,
                                                            Dr. Robert Paulsen, Dr. R. Miller Upton and
                                                            Craig R. Rodby

       For          Against       Withhold for the following only (Write the name of the nominee(s) in the space below).
       [ ]            [ ]

                                  --------------------------------------------------------------------------------------


Item 4 - Proposal to ratify the appointment of KPMG Peat Marwick LLP as independent auditor of the Fund


       For          Against        Abstain

       [ ]            [ ]            [ ]

Item 5 - Proposal to amend the Fund's fundamental investment restrictions to permit the Fund to invest up to 20% of its total assets in foreign securities.


       For          Against        Abstain

       [ ]            [ ]            [ ]

Item 6 - In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


                           Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                           Dated:                                        , 1997
                                  ---------------------------------------


                           ----------------------------------------------------
                                            Signature


                           ----------------------------------------------------
                                            Signature

                                   Please sign, date and mail your
                                           proxy card promptly!